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 (LOGO)ERNST & YOUNG
                                 -One Houston Center        -Phone: 713 750 1500
                                  Suite 2400                 Fax:   713 750 1501
                                  1221 McKinney Street
                                  Houston, Texas 77010-2007




                                                                     EXHIBIT  23


                        CONSENT OF INDEPENDENT AUDITORS



         We consent to the incorporation by reference in this Annual Report (Form 10-K) of Temple-Inland Inc. of our report dated February 10, 1994, included in the 1993 Annual Report to Shareholders of Temple-Inland Inc.

         Our audit also included the financial statement schedules of Temple-Inland Inc. listed in Item 14(a). These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

         We also consent to the incorporation by reference in (i)
         Post-Effective Amendment Number 3 to Registration Statement Number 2-88202 on Form S-8, (ii) Registration Statement Number 33-20431 on Form S-3, (iii) Registration Statement Number 33-23132 on Form S-8,
         (iv) Post-Effective Amendment Number 1 to Registration Statement Number 33-25650 on Form S-8, (v) Post-Effective Amendment Number 1 to Registration Statement Number 33-27286 on Form S-8, (vi)
         Post-Effective Amendment Number 3 to Registration Statement Number 33-31004 on Form S-8, (vii) Post-Effective Amendment Number 2 to Registration Statement Number 33-32124 on Form S-8, (viii)
         Registration Statement Number 33-36393 on Form S-8, (ix) Registration Statement Number 33-37597 on Form S-8, (x) Registration Statement Number 33-40381 on Form S-8, (xi) Registration Statement Number 33-43801 on Form S-8, (xii) Registration Statement Number 33-43802 on Form S-8, (xiii) Registration Statement Number 33-43978 on Form S-3,
         (xiv) Registration Statement Number 33-50880 on Form S-3, (xv) Registration Statement Number 33-48034 on Form S-8, (xvi)
         Registration Statement Number 33-54388 on Form S-8, and (xvii) Registration Statement Number 33-63104 on Form S-8 of our report dated February 10, 1994, with respect to the consolidated financial statements incorporated herein by reference, and our report included in the preceding paragraph with respect to the financial statement schedules included in this Annual Report (Form 10-K) of Temple-Inland Inc.


                                                          ERNST & YOUNG


         March 17, 1994